October 1, 1993

EQK Realty Investors I
5775 Peachtree Dunwoody Road, Suite 200-D
Atlanta, GA 30342
Attn: Gregory Greenfield
      Executive Vice President

First Union National Bank of Georgia
999 Peachtree Street, N.E., 12th Floor
Atlanta, GA 30309
Attn: Mr. Neil Morgan
      Trust Administrator

RE: Cash Management and Security Agreement by and among EQK
    Realty Investors I, The Prudential Insurance Company of America and First Union National Bank of Georgia dated as of December 15. 1992 (the 'Cash Management Agreement')

Gentlemen:

     EQK has requested that we modify certain procedures set forth in the Cash Management Agreement. Prudential desires to enter into this letter agreement to confirm that it will agree to the changes in procedure set forth below until Prudential decides, in its sole discretion, to void the changes set forth below and to instruct you to act in accordance with the original provisions under the Cash Management Agreement.

     Accordingly, until you are notified by Prudential to the contrary, please refer to this letter with regard to the specified items:

     1. Elimination of Mid-Year Review and Revision of Capital Budget. EQK shall not be required to perform the mid-year revision of the Capital Budget or the simultaneous revisions to the Operating Budget, Leasing Plan or Cash Flow Summaries required by Section 3.2 of the Cash Management Agreement.

     2. Restoration of Operating Reserve. Notwithstanding anything to the contrary set forth in Section 4.8(d) of the Cash Management Agreement, EQK shall not be required to obtain Prudential's consent to the transfer for restoration of the Operating Reserve to $1,000,000 each month. EQK shall have the right to submit a certification in the form of Exhibit 'F-2' attached hereto and made a part hereof in lieu of Exhibit 'F' required pursuant to Section 4.3(d) of the Cash Management Agreement, and Escrow Agent shall accept such certificate in lieu of Exhibit 'F' required pursuant to the Cash Management Agreement.

     3. Advances for Approved Capital Expenditures Other Than Major Construction or Major Tenant Work. Notwithstanding anything to the contrary contained in
Section 5.3(a) or 7.1(b) of the Cash Management Agreement, disbursements from the Capital Reserve Account for Approved Capital Expenditures for capital improvements and tenant improvements which do not constitute Major Construction or Major Tenant Work, shall rot require the approval of Prudential. Advances for such improvements shall be made by Escrow Agent upon receipt of a certificate in the form of Exhibit 'H-1' from EQK attached hereto and made a part hereof. EQK shall simultaneously send to Prudential a copy of any such certificate sent to Escrow Agent.

     4. Effect of this Letter Agreement; Procedures May Be Reinstated by Prudential. The parties hereto acknowledge and agree that, at Prudential's sole option, Prudential shall have the right to render any or all of the procedures set forth above null and void and to return to the procedures outlined in the Cash Management Agreement. Except as modified hereby, all procedures set forth in the Cash Management Agreement shall remain in full force and effect. All capitalized terms used but not defined in this letter shall have the meanings ascribed to such terms in the Cash Management Agreement.

     If you agree with the foregoing and intend to be legally bound, please execute the enclosed copy of this letter agreement.

                                          Very truly yours,

                                          THE PRUDENTIAL INSURANCE COMPANY OF
                                          AMERICA, a New Jersey corporation
                                          By: __________________________________

Accepted and Agreed:

EQK REALTY INVESTORS, I,
a Massachusetts business trust

By: ____________________________________________________________________________

The undersigned Escrow Agent acknowledges the change in instructions as set forth above and agrees to comply therewith.

FIRST UNION NATIONAL BANK OF
GEORGIA, a national banking
association

By: ____________________________________________________________________________

                                 EXHIBIT 'F-2'
                    FORM OF NOTICE REQUESTING RELEASES FROM
                CASH COLLATERAL ACCOUNT (FOR OPERATING RESERVE)

                                          Dated: _______________________________

First Union National Bank of Georgia
999 Peachtree Street, N.E., 12th Floor
Atlanta, GA 30309
Attn: Mr. Neil Morgan
      Trust Administrator

Re: Cash Collateral Account -- Escrow Account No. ______
    FBO: The Prudential Insurance Company of America under Cash Management and Security Agreement dated as of December 15, 1992

Dear Sirs:

     This request is made pursuant to the Cash Management and Security Agreement (the 'Cash Management Agreement') dated as of December 15, 1992 by and between EQK Realty Investors I ('EQK'), The Prudential Insurance Company of America ('Prudential') and First Union National Bank of Georgia (the 'Escrow Agent'). Capitalized terms used herein shall have their respective meanings as set forth in the Cash Management Agreement.

     EQK hereby certifies to Prudential as follows:

     1. No Event of Default (or event which, with notice or the passage of time or both, shall constitute an Event of Default) has occurred and is continuing under the Loan Documents;

     2. The balance in the Operating Reserve as of __________ is $__________;

     3. Pursuant to the Cash Management Agreement, EQK is entitled to the disbursement of the sum requested hereby, and such disbursement will not result in an insufficiency in the balance of the Cash Collateral Account for the purposes set forth in sections 4.3(a) through 4.3(c) of the Cash Management Agreement.

     Accordingly, EQK hereby requests Escrow Agent to disburse the sum of $__________ (a maximum of $1,000,000 minus the amount set forth in Section 2 above) from the Cash Collateral Account to EQK to be deposited in the Operating Reserve.

      EQK further requests that sums released from the Cash Collateral Account be transferred to or for the benefit of EQK in accordance with the wiring instructions set forth below.

Wiring Instructions:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                          Very truly yours,
                                          EQK REALTY INVESTORS I

                                          By: __________________________________
                                              Name:
                                              Title:

cc: The Prudential Insurance Company of America

                                 Exhibit 'H-1'

                    Form of Notice Authorizing Releases from
             the Capital Reserve Account (for Capital Expenditures)

                                          Dated:__________ , 199_

First Union National Bank of Georgia
  as Escrow Agent
999 Peachtree Street, N.E., 12th Floor
Atlanta, GA 30309
Attn: Mr. Neil Morgan
      Trust Administrator

Re: Capital Reserve Account -- Escrow Account No. ______
    FBO: The Prudential Insurance Company of America under Cash Management and Security Agreement dated as of December 15, 1992

Dear Sirs:

     This Certificate and Application is made pursuant to the Cash Management and Security Agreement (the 'Cash Management Agreement') dated as of December 15, 1992 by and between EQK Realty Investors I ('EQK'), The Prudential Insurance Company of America ('Prudential') and First Union National Bank of Georgia (the 'Escrow Agent'). Capitalized terms used herein shall have their respective meanings as set forth in the Cash Management Agreement.

     EQK hereby certifies as follows:

     1. No Event of Default (or event which, with notice or the passage of time or both, shall constitute an Event of Default) has occurred and is continuing under the Loan Documents;

     2. The work covered by this request does not constitute Major Construction or Major Tenant Work;

     3. The work and materials for which payment is requested have been physically incorporated into the Property (or stored in a secure manner on the Property) and the services for which payment is requested have been fully performed;

     4. The value of each item of the work and services is at least as great as the amount set forth below (individually and collectively);

     5. That generally the work and materials conformed and all services performed have conformed with all applicable rules and regulations of the public authorities having jurisdiction;

     6. Pursuant to the Cash Management Agreement, EQK is entitled to the disbursement of the sum requested hereby; and

     7. Payment for the items described below has been made or will be made with the proceeds of the funds requested hereby.

     EQK hereby requests the release of $__________ from the Capital Reserve Account for the following Capital Expenditures in the amounts, with respect to the vendors and payees at the Property and for the work or services described below:

                                      VENDORS/                                               DESCRIPTION OF
          AMOUNT                       PAYEES                      PROPERTY                 WORK OR SERVICES
- ---------------------------  ---------------------------  ---------------------------  ---------------------------

EQK hereby requests that the aggregate sum set forth above be transferred from the Capital Reserve Account to or for the benefit of EQK in accordance with the wiring instructions set forth below.

Wiring Instructions:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                          Very truly yours,
                                          EQK REALTY INVESTORS I

                                          By: __________________________________
                                              Name:
                                              Title:

cc: The Prudential Insurance Company of America